Exhibit 10.3(K)


                           The CIT Group/
                           Credit Finance
                           1211 Avenue of the Americas
                           New York, NY  10036
                           Tel   212 790-9100
                           Fax   212 790-9123

         THE
         CIT
         GROUP
                                                              April 11, 2000
ICC INDUSTRIES INC.
460 Park Avenue
New York, New York  10022

                   Re:  Pharmaceutical Formulations, Inc.
                        (the "Borrower")

Ladies and Gentlemen:

Reference is made to the Limited Guaranty executed by you, the Guarantor, in favor of the Lender (which as of January 1, 2000 is the CIT Group/Business Credit, Inc. as successor by merger to The CIT Group/Credit Finance, Inc.) dated April 1, 1999 (the "Guaranty"), whereby you guaranteed the Obligations of the Borrower owing to Lender limited to $1,500,000.00 plus interest, costs and expenses (as further defined therein). Capitalized terms used and not otherwise defined herein shall have the same meanings given them in the Guaranty.

This letter is to confirm that pursuant to mutual consent and understanding your maximum liability under the Guaranty shall be and hereby is increased to $2,000,000.00 in the aggregate plus interest thereon at the then applicable rate provided in the Financing Agreement, plus any and all costs and expenses of collection hereunder, including, without limitation reasonable attorneys' fees and legal expenses.

Except as herein specifically provided, the Guaranty remains in full force and effect in accordance with its terms and no other changes in the terms or provisions of the Guaranty is intended or implied. If you are in agreement with the foregoing, please so indicate by signing and returning to us the enclosed copy of this letter.

                                Very truly yours,

                                THE CIT GROUP/BUSINESS CREDIT, INC.
                                As successor by merger to
                                The CIT Group/Credit Finance, Inc.

                                By:  /S/ Andrew S. Housspiegel
                                     ---------------------------------
                                     Title: Vice President

Read and Agreed to:

ICC INDUSTRIES INC.



By:  /S/ JOHN L. ORAM
     ______________________________
Title:  President